Accounts Payable And Accrued Liabilities - Schedule of Accounts Payable and Accrued Liabilities (Details) - Yingxi Industrial Chain Group Co Ltd [Member] - USD ($)	Jun. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Accounts payable	$ 2,659,689	$ 2,704,259	$ 707,792
Accrued payroll	104,599	117,269	94,246
Total	2,764,288	2,821,528	802,038
Within 1 Year [Member]
Accounts payable	2,511,753	2,677,531	456,342
1-2 Year [Member]
Accounts payable	147,936		251,450
2-3 year [Member]
Accounts payable		$ 26,728